PRUDENTIAL FLEXGUARD INCOME 2.0
SINGLE PREMIUM DEFERRED REGISTERED INDEX-LINKED ANNUITY (“B SERIES”)
Issued by
PRUCO LIFE INSURANCE COMPANY
Supplement dated November 5, 2026
To
Prospectus dated May 1, 2026
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the Annuity you own and is not intended to be a prospectus or offer for any other annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information.
This Supplement describes changes to your current Prospectus that are effective immediately.

1.
Appendix B – Financial Intermediary Variations
The table in the appendix is restated as follows:
Broker-Dealer	Variation
Citigroup Global Markets	● The Dimensional International Equity Focus Index is not available. ● The AB500 Plus Index is not available. ● The Enhanced Cap Rate Index Strategy is not available. ● The 1% buffer is not available.
Hantz Financial Services	● The Dimensional International Equity Focus Index is not available. ● The AB500 Plus Index is not available.
Janney Montgomery Scott	● The Enhanced Cap Rate Index Strategy is not available.
PNC Wealth Management
●
The AB500 Plus Index is not available.
●
The Dimensional International Equity Focus Index is not available.
●
The Enhanced Cap Rate Index Strategy is not available.
●
The permitted issue ages are 40-75.

If you have any questions or would like another copy of the current Annuity Prospectus, please call us at
1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

PLAZFGI20-2026SUP3